UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2024

 UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

 Virginia

(State or Other Jurisdiction of Incorporation)

001-00652	54-0414210
(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip code)

(804) 359-9311

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed by Universal Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2024, the Company was unable to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Form 10-Q”) on a timely basis due to an ongoing internal investigation. As a result of the additional time required to complete its internal investigation, the process of finalizing financial statements for the second quarter of fiscal year 2025 could not be completed on a timely basis.

On November 19, 2024, the Company received a notice (the “NYSE Notice”) from the New York Stock Exchange (the “NYSE”) that, due to the delay in the filing of the Form 10-Q, the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual, which requires timely filing of all periodic reports with the SEC.

The NYSE Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE Notice informed the Company that, under NYSE rules, the Company has six months from November 18, 2024 to regain compliance with the NYSE listing standards by filing the Form 10-Q with the SEC. If the Company fails to file the Form 10-Q within the six-month period, the NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The NYSE Notice also noted that the NYSE may nevertheless commence delisting proceedings at any time during the period that is available to the Company to complete the filing if it deems that the circumstances warrant.

The Company is committed to completing a deliberate, thorough investigation while diligently working to fulfill all reporting obligations and currently expects to file the Form 10-Q within the six-month period granted by the NYSE Notice; however, there can be no assurance that the Form 10-Q will be filed within such period.

Item 7.01	Regulation FD Disclosure.

As required by Section 802.01E of the NYSE Listed Company Manual, the Company issued a press release on November 22, 2024 announcing that it had received the NYSE Notice. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Among other things, these statements include statements regarding expectations about the Company’s filing of its Form 10-Q for the quarter ended September 30, 2024. These forward-looking statements are generally identified by the use of words such as we “expect,” “believe,” “anticipate,” “could,” “should,” “may,” “plan,” “will,” “predict,” “estimate,” and similar expressions or words of similar import. These forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the uncertainty of the ultimate findings of the ongoing internal investigation, as well as the timing of its completion and costs and expenses arising out of the ongoing internal investigation process and its results; the impact of the ongoing internal investigation on us, our management and operations, including financial impact as well as any litigation or regulatory action that may arise from the ongoing internal investigation; the impact of the internal investigation on our conclusions regarding the effectiveness of our internal control over financial reporting and our disclosure controls and procedures; our ability to regain compliance with the NYSE listing standards; success in pursuing strategic investments or acquisitions and integration of new businesses and the impact of these new businesses on future results; product purchased not meeting quality and quantity requirements; our reliance on a few large customers; our ability to maintain effective information technology systems and safeguard confidential information; anticipated levels of demand for and supply of our products and services; costs incurred in providing these products and services including increased transportation costs and delays attributed to global supply chain challenges; timing of shipments to customers; higher inflation rates; changes in market structure; government regulation and other stakeholder expectations; economic and political conditions in the countries in which we and our customers operate, including the ongoing impacts from international conflicts; product taxation; industry consolidation and evolution; changes in exchange rates and interest rates; impacts of regulation and litigation on its customers; industry-specific risks related to its plant-based ingredient businesses; exposure to certain regulatory and financial risks related to climate change; changes in estimates and assumptions underlying our critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. Please also refer to such other factors as discussed in Part I, Item 1A. “Risk Factors” of Universal’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and related disclosures in other filings, which have been filed with the U.S. Securities and Exchange Commission and are available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all of the forward-looking statements are expressly qualified by the cautionary statements contained or referred to herein and therein. Universal cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

99.1	Press Release, dated November 22, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: November 22, 2024	By:	/s/ Catherine H. Claiborne
Catherine H. Claiborne
Vice President, General Counsel, and Secretary